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                                   FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                                 June 23, 1999

                      ROBERTS PHARMACEUTICAL CORPORATION
                      ----------------------------------
            (exact name of registrant as specified in its charter)

   New Jersey                   1-1-432               22-2429994
   -----------                -----------           --------------
  (State or other             Commission            (IRS Employer
  jurisdiction of             File Number)          Identification
  incorporation)                                      Number)


                               Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724
                          ----------------------------
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 732-676-1200



(Former name or former address, if changed from last report)
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                                     - 2 -

Item 5. Other Events
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     Roberts Pharmaceutical Corporation announced today that, in keeping with its strategies to maximize profitability and enhance shareholder value, it has purchased all rights from Bristol-Myers Squibb, including intellectual properties, to Agrylin (R), a product currently marketed by Roberts as the only FDA approved drug for thrombocythemia.

     The transaction ends all of Roberts royalty obligations on Agrylin sales. The transaction also involved a one-time cash payment of $35 million, approximating one times estimated 1999 Agrylin sales and the Company expects to save a substantially greater sum of money by eliminating the future stream of royalty payments. Roberts stated that the transaction benefits its P&L due to Agrylin's expected increase in gross profit margin by well over ten percentage points, which, net of amortization and interest income effects, is expected to be additive to earnings.

     The Company further stated that their cash flow is strong enough to recoup the cost of the Agrylin purchase within approximately the next eighteen months.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ROBERTS PHARMACEUTICAL CORPORATION
                                ----------------------------------
                                          (Registrant)



Date: June 23, 1999             /s/ Anthony A. Rascio
                                -----------------------------
                                Anthony A. Rascio
                                Vice President
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                                      -3-

FORWARD LOOKING STATEMENTS

     Certain statements included in Item 5 of this form 8-K are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. The Registrant cautions readers that forward looking statements, including, without limitation, those relating to the Registrant's future business prospects, revenues, cost of sales, intangible dispositions and write-offs, continuing operations and discontinued operations, and liquidity and capital resources, are subject to certain risks and uncertainties, including, without limitation, the ability of the Registrant to secure regulatory approval in the United States and in foreign jurisdictions for the Registrant's developmental pipeline drugs, the efforts of the Registrant's competitors and the introduction of rival pharmaceutical products which may prove to be more effective than the Registrant's products, general market conditions, the availability of capital, and the uncertainty over the future direction of the healtheare industry, that could cause actual results to differ materially from those indicated in the forward looking statements.